UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2025

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange, Inc.
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.

Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events

On March 4, 2025, 3M Company (the “Company”) entered into an Underwriting Agreement with BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”), relating to the sale of $550,000,000 aggregate principal amount of the Company’s 4.800% Notes due 2030 and $550,000,000 aggregate principal amount of the Company’s 5.150% Notes due 2035 (collectively, the “Notes”). The closing of the offering of Notes occurred on March 13, 2025.

The Notes are being offered pursuant to the Company’s Registration Statement on Form S-3 (file no. 333-269639), filed with the Securities and Exchange Commission (the “SEC”) on February 8, 2023, including the prospectus contained therein, a related preliminary prospectus supplement dated March 4, 2025 and a final prospectus supplement dated March 4, 2025 (collectively, the “Registration Statement”). The Notes are being issued pursuant to an indenture dated as of November 17, 2000 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of July 29, 2011 (the “First Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), among the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including the repayment, redemption or refinancing of a portion of its outstanding 2.65% notes due April 15, 2025 and 3.00% notes due August 7, 2025 and other near-term indebtedness.

Material terms and conditions of the Notes are as set forth in the forms of notes filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4, in the Base Indenture filed as Exhibit 4.1 to the Company’s Annual Report on Form 10-K which was filed by the Company on February 5, 2025, and the First Supplemental Indenture filed as Exhibit 4.2 to the Company’s Annual Report on Form 10-K which was filed by the Company on February 5, 2025. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference into this Item 8.01.

A copy of the opinion of Freshfields US LLP, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement relating to the issuance and sale of the Company’s 4.800% Notes due 2030 and 5.150% Notes due 2035
4.1	Form of Global Note for the Company’s 4.800% Notes due 2030 (Note 1)
4.2	Form of Global Note for the Company’s 4.800% Notes due 2030 (Note 2)
4.3	Form of Global Note for the Company’s 5.150% Notes due 2035 (Note 1)
4.4	Form of Global Note for the Company’s 5.150% Notes due 2035 (Note 2)
5.1	Opinion of Freshfields US LLP
23.1	Consent of Freshfields US LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Kevin H. Rhodes
Kevin H. Rhodes
Executive Vice President, Chief Legal Affairs Officer, and Secretary

Dated: March 13, 2025